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                               CUSTODIAL AGREEMENT

                  CUSTODIAL AGREEMENT (this "Custodial Agreement") dated as of November 16, 2001, made by and among:

                  (i)   ABFS REPO 2001, INC., a Delaware corporation (the
                  "Seller");

                  (ii) AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC" or the "Company");

                  (iii) JPMORGAN CHASE BANK, a New York banking corporation (the "Custodian"), and

                  (iv) CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer").

                                    RECITALS
                                    --------

                  The Seller and the Buyer are parties to the Master Repurchase Agreement, dated as November 16, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, the "Repurchase Agreement"), pursuant to which the Buyer and Seller have agreed, subject to the terms and conditions of the Repurchase Agreement, to enter into certain Transactions (as defined in the Repurchase Agreement) for the purchase by the Buyer of certain Purchased Assets and the resale of such Purchased Assets to the Seller on dates certain, all as more particularly described in the Repurchase Agreement.

                  It is a condition precedent to the consummation of Transactions pursuant to the Repurchase Agreement on or after the date hereof that the parties hereto execute and deliver this Custodial Agreement to provide for the appointment of the Custodian as custodian hereunder. This Custodial Agreement is the Custody Agreement referred to in the Repurchase Agreement. Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions.
                             ------------

                  Unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement. The following terms shall have the following meanings:

                  "ABMS" means American Business Mortgage Services, Inc. (formerly New Jersey Mortgage and Investment Corp.) and its permitted successors and assigns.

                  "Assignment of Mortgage" means, with respect to any Mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of the Mortgage.

                  "Authorized Representative" shall have the meaning specified in Section 19 hereof.

                  "Borrower" means the obligor or obligors on a Note, including any Person that has acquired the related collateral and assumed the obligations of the original obligor or obligors under the Note.

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                  "Business Day" shall mean any day other than (i) a Saturday or
Sunday or (ii) a day upon which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is obligated by law or executive order to be closed.

                  "Collateral" shall mean any of the following items of property of the Seller which may be delivered to the Custodian pursuant to the express provisions of this Custodial Agreement: the Loans, any records relating thereto belonging to any party other than Custodian, and all related servicing rights, property, insurance, any principal amount of any Loan then payable and all interest, dividends or other distribution related thereto, accounts (including escrow accounts) and any other contract rights, payments, rights to payments (including payments of interest or finance charges) general intangibles and other assets relating to the Loans (including, without limitation, any other accounts) or any interest in the Loans, the servicing of the Loans, and any proceeds and distributions with respect to any of the foregoing and any other property, rights, titles or interest as are specified on a Transaction Notice.

                  "Collateral Receipt" means a document duly executed by the Seller with respect to each delivery of documents to Custodian relating to the Purchased Assets in the form attached hereto as Annex 3.

                  "Collection Account" means the collection account established pursuant to Section 28 hereof.

                  "Collection Period" shall have the meaning assigned thereto in the Repurchase Agreement.

                  "Default" shall have the meaning assigned thereto in the Repurchase Agreement.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "Eastern Time" shall mean the time of day in New York, New
York.

                  "Event of Default" shall have the meaning assigned thereto in the Repurchase Agreement. This definition is included for reference purposes only, it being agreed that Custodian shall have no obligations or responsibilities hereunder to determine or report to any party, in any event, the existence or nonexistence of an Event of Default.

                  "Exception" shall mean, with respect to any Purchased Asset, either (A)(i) variances from the requirements of Section 2 hereof with respect to the Loan File (giving effect to the Seller's right to deliver certified copies in lieu of original documents in certain circumstances), or (ii) any Purchased Asset with respect to which the Custodian receives written notice or has actual knowledge of a lien or security interest upon or in such Purchased Asset in favor of a Person other than the Buyer, or (B)(i) a Loan which remains subject to this Custodial Agreement on or after a date which is 180 days following the initial Purchase Date for such Loan, (ii) a Loan that has been released to the Company pursuant to Section 6(a) hereof in excess of 10 calendar days, or (iii) a Purchased Asset that has been released under any Transmittal Letter in the form of Annex 10 and 11 hereto in excess of the time period stated in such Transmittal Letter for release.

                  "First Lien Loan" shall mean a Loan secured by the lien on the related Mortgaged Property, subject to no prior mortgage liens on such Mortgaged Property.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Seller or the Company, any of their Subsidiaries or any of their properties.

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                  "Lien" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

                  "Loan" shall mean a mortgage loan which the Custodian has been instructed to hold for the Buyer pursuant to this Custodial Agreement, and which Loan includes, without limitation, (i) a Note and the related Mortgage and (ii) all right, title and interest of the Seller in and to the Mortgaged Property covered by such Mortgage.

                  "Loan Documents" shall mean, with respect to a Purchased Asset, the documents comprising the Loan File for such Purchased Asset.

                  "Loan File" shall mean, as to each Purchased Asset, those documents listed in the applicable portions of Section 2 of this Custodial Agreement that are delivered to the Custodian or which at any time come into the possession of the Custodian.

                  "Loan Schedule" shall mean a list of Purchased Assets to be transferred by the Seller to the Buyer pursuant to the Repurchase Agreement and attached to a Collateral Receipt, setting forth, as to each Purchased Asset, the applicable information specified on Annex 1 to this Custodial Agreement.

                  "Loan Schedule and Exception Report" means a list of Purchased Assets delivered by the Custodian to the Buyer on each Purchase Date and on each Business Day for which any change has occurred in the information reflected in the previously delivered Loan Schedule and Exception Report, reflecting the Purchased Assets held by the Custodian for the benefit of the Buyer, which includes codes indicating any Exceptions with respect to all Purchased Assets listed thereon and each Purchased Asset listed thereon, as applicable. Each Loan Schedule and Exception Report shall set forth (a) the Purchased Assets being transferred to the Buyer on any applicable Purchase Date as well as the Purchased Assets previously purchased by the Buyer and held by the Custodian hereunder, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered. Each such Loan Schedule and Exception Report shall supercede any previously delivered Loan Schedule and Exception Report.

                  "Lost Note Affidavit" means a lost note affidavit in the form of Annex 9 attached to this Custodial Agreement.

                  "Margin Deficit" shall have the meaning assigned thereto in the Repurchase Agreement.

                  "Market Value" shall have the meaning assigned thereto in the Repurchase Agreement.

                  "Moody's" means Moody's Investors Service, Inc., or its successor in interest.

                  "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Note, which creates a first lien on the fee in real property securing the Note.

                  "Mortgaged Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Note.

                  "Note" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Loan.

                  "Originator" means either ABC, Upland or ABMS, as applicable.

                  "Permitted Investments" means any one or more of the following obligations or securities acquired at a purchase price of not greater than par:

                           (i) direct obligations of, or obligations fully
                  guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                           (ii) (A) demand and time deposits in, certificates of
                  deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company (or, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) or its ultimate parent has a short-term uninsured debt rating in the highest available rating category of Moody's and S&P and provided that each such investment has an original maturity of no more than 365 days; and provided further that, if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short term rating of such institution shall be A-1+ in the case of S&P if S&P is the rating agency; and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

                           (iii) repurchase obligations with a term not to
                  exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A-1+ or higher by S&P and rated A2 or higher by Moody's, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause
                  (i) above and must (A) be valued daily at current market prices plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred in exchange for such collateral and (C) be delivered to the Buyer or, if the Buyer is supplying the collateral, an agent for the Buyer, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                           (iv) securities bearing interest or sold at a
                  discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by a rating agency in its highest long-term unsecured rating category at the time of such investment or contractual commitment providing for such investment;

                           (v) commercial paper (including both
                  non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by a rating agency in its highest short-term unsecured debt rating available at the time of such investment;

                           (vi) units of money market funds that have been rated
                  "AAA" by S&P and "Aaa" by Moody's; and

                           (vii) if previously confirmed in writing to the
                  Buyer, any other demand, money market or time deposit, or any other obligation, security or investment.

                  "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

                  "Purchased Assets" shall mean, with respect to a Transaction, the related Loans and other "collateral" (as such term is used and defined in the Repurchase Agreement), and all instruments, chattel paper, and general intangibles comprising or relating to all of the foregoing. The term "Purchased Assets" with respect to any Transaction at any time also shall include Additional Purchased Assets delivered pursuant to Section 6(a) of the Repurchase Agreement.

                  "Repurchase Agreement" shall have the meaning assigned thereto in the section of this Custodial Agreement entitled "Recitals".

                  "Request for Release" means a request for release in the form of Annex 5-C attached to this Custodial Agreement.

                  "Request for Release and Receipt" means a request for release and receipt in the form of Annex 5-A attached to this Custodial Agreement.

                  "Request for Release of Documents and Receipt" means a request for release of documents and receipt in the form of Annex 5-B attached to this Custodial Agreement.

                  "Responsible Officer" shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person.

                  "Review Procedures" shall have the meaning specified in
Section 4(d) hereof.

                  "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

                  "Second Lien Loan" shall mean a Loan secured by the lien on the Mortgaged Property, subject to one prior mortgage lien on such Mortgaged Property.

                  "Seller Loan Schedule" shall mean a list of Purchased Assets setting forth, as to each Purchased Asset, the applicable information specified on Annex 12 to this Custodial Agreement. With respect to any delivery of such Seller Loan Schedule to the Custodian, the Seller Loan Schedule shall be in a format acceptable to both Buyer and Custodian.

                  "Transaction" shall have the meaning assigned thereto in the Repurchase Agreement.

                  "Transaction Notice" shall mean a document duly executed by the Seller with respect to each delivery of documents to Custodian relating to the Purchased Assets in the form attached hereto as Annex 14.

                  "Trust Receipt" shall mean a Trust Receipt in the form annexed hereto as Annex 2 delivered to the Buyer by the Custodian covering all of the Purchased Assets subject to this Custodial Agreement from time to time, as reflected on the Loan Schedule and Exception Report attached thereto in accordance with Section 4(e).

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions in the Loan Documents relating to such perfection or effect of perfection or non-perfection.

                  "Upland" means HomeAmerican Credit, Inc. (d/b/a Upland Mortgage) and its permitted successors and assigns.

                  "Warehouse Lender's Release Letter" means a warehouse lender's release letter in the form of Annex 13 attached to this Custodial Agreement.

                  Section 2. Delivery of Loan File.
                             ----------------------

                  No later than 11:00 a.m. (Eastern Time) on the second Business Day prior to each Purchase Date, the Seller shall (i) deliver and release to the Custodian the following original documents pertaining to the Purchased Assets to be transferred to the Buyer on such Purchase Date, each of which Purchased Assets shall be identified in a Loan Schedule delivered therewith, with a copy of such Loan Schedule delivered to the Buyer and (ii) deliver to Custodian a Collateral Receipt (or, if another time is specified below for such release or delivery at such other time);

                  (a) the original Note, endorsed by the last endorsee without recourse either in blank or in the name of the Custodian as agent for the holder of the Mortgage Loan, including all intervening endorsements showing a complete chain of endorsement to the last endorsee or the Custodian, as the case may be;

                  (b) the related Mortgage with evidence of recording thereon or a copy thereof certified by the applicable recording office;

                  (c) the recorded intervening assignments of mortgage, or copy thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the related Mortgage Loan to the last assignee;

                  (d) an Assignment of Mortgage in recordable form endorsed in blank by the last assignee;

                  (e) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Note have been modified or such Mortgage or Note has been assumed; and

                  (f) an original title insurance policy (or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of such binder together with a certificate from the related Originator that the original Mortgage has been delivered to the title insurance company that issued such binder for recordation).

                  (g) [reserved]

                  (h) A computer tape and schedule of loans containing the information set forth on Annex 12 hereto.

                  (i) With respect to each Loan identified as a Business Purpose Loan on the Loan Schedule, a business purpose affidavit of the Borrower whereby the Borrower states, among other things, that (i) the proceeds of the Business Purpose Loan are to be used exclusively to acquire an interest in or carry on a business or commercial enterprise, and (ii) no portion of the proceeds of any Business Purpose Loan are to be used by the borrower for personal, family, household or consumer purposes.

                  In instances where the original recorded Mortgage and any original recorded intervening assignment of mortgage thereof cannot be delivered by the Seller to the Custodian on behalf of the Buyer prior to or concurrently with the related Purchase Date, due to a delay in connection with recording, the Seller may:

                           (x) In lieu of delivering such original recorded
                  Mortgage, deliver to the Custodian on behalf of the Buyer a copy thereof provided that the related Originator certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder thereof; and

                           (y) In lieu of delivering the original recorded
                  intervening assignment of mortgage, deliver to the Custodian on behalf of the Buyer a copy of the intervening assignment of mortgage certified by the related Originator.

The Seller shall deliver such original documents to the Custodian promptly when they are received.

                  From time to time, the Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Loan approved by the Seller, in accordance with the terms of the Repurchase Agreement accompanied by a transmittal letter or memo clearly identifying the Loan to which such document(s) relate(s), and upon receipt of any such other documents, the Custodian shall hold such other documents in the Loan File for such Loan.

                  Section 3. [Reserved].
                             -----------

                  Section 4. Transaction Notice; Loan Schedule and Exception
                             Report; Trust Receipt.
                             ------------------------------------------------

                  (a) Not later than 11:00 a.m. (Eastern Time) on the second Business Day prior to each Purchase Date, the Seller shall provide the Custodian with (i) a Collateral Receipt, (ii) a related Loan Schedule (such information contained on the Loan Schedule shall be delivered to the Custodian in computer-readable form via electronic transmission) with respect to the Purchased Assets to be transferred to the Buyer on such Purchase Date, (iii) the Loan Files for all Purchased Assets identified on the Loan Schedule attached thereto, and (iv) the related Transaction Notice in the form of Annex 14 hereto.

                  (b) If the Custodian has received all items specified in
Section 4(a) hereof by the time indicated therein, then on the related Purchase Date, the Custodian will deliver to the Buyer, via facsimile and electronically (if possible), no later than 3:30 p.m. (Eastern Time), a Trust Receipt, Loan Schedule and Exception Report for each Purchased Asset transferred hereunder on such date, with Exceptions identified by the Custodian as current as of the date and time of delivery of such Loan Schedule and Exception Report. By delivering each such Trust Receipt, the Custodian shall be deemed to have represented and warranted to the Seller and the Buyer that the Custodian does in fact have possession of each of the documents required to be delivered pursuant to Section 2 hereof in respect of each Purchased Asset listed therein, subject to any Exceptions listed on a Loan Schedule and Exception Report, except any documents released by the Custodian pursuant to the terms of this Custodial Agreement.

                  (c) Notwithstanding and in addition to the foregoing, on each Purchase Date and on each Business Day for which any change has occurred in the information reflected in the previously delivered Loan Schedule and Exception Report, as of the opening of business on such day, the Custodian shall deliver to the Seller and the Buyer, via facsimile and electronically, a Loan Schedule and Exception Report, in each case no later than 11:00 a.m. (Eastern Time) which shall reflect the Exceptions identified by the Custodian as of the Business Day prior to the date of delivery of the applicable Loan Schedule and Exception Report, with respect to all Purchased Assets held by the Custodian.

                  (d) Each Loan Schedule and Exception Report shall list all Exceptions using such codes as shall be in form and substance agreed to by the Custodian and the Seller. The delivery of each Loan Schedule and Exception Report to the Buyer shall be the Custodian's representation that, other than the Exceptions listed as part of the Exception Report: (i) all documents required to be delivered in respect of such Purchased Asset pursuant to Section 2 of this Custodial Agreement and the related Transaction Notice have been delivered and are in the possession of the Custodian as part of the Loan File for such Purchased Asset (giving effect to the Seller's right to deliver certified copies in lieu of original documents in certain circumstances), (ii) all such documents have been reviewed by the Custodian in accordance with the review procedures attached hereto as Annex 4 (the "Review Procedures") and appear on their face to be regular and to relate to such Purchased Asset and to satisfy the requirements set forth in Section 2 of this Custodial Agreement, (iii) based upon a review of the Note, items (b), (c), (d), and (f) of Annex 1 as set forth in the Loan Schedule delivered by the Seller to the Custodian are correct and (iv) each Purchased Asset identified on such Loan Schedule and Exception Report is being held by the Custodian as the agent and bailee for the Buyer and/or its designees pursuant to this Custodial Agreement. Each Loan Schedule and Exception Report delivered to the Buyer by the Custodian shall cover all Purchased Assets transferred to the Buyer by the Seller, shall supersede and cancel the previously delivered Loan Schedule and Exception Report attached to the Trust Receipt, and shall control and be binding upon the parties hereto.

                  (e) In connection with a Loan Schedule and Exception Report delivered hereunder by the Custodian, the Custodian shall make no representations as to and shall not be responsible to determine or verify (A) the validity, legality, enforceability, due authorization, recordability, filing or recording status or history, sufficiency, or genuineness of any of the documents contained in each Loan File or (B) the collectability, insurability, effectiveness or suitability of any such Purchased Asset. Subject to the following sentence, the Seller and the Buyer hereby give the Custodian notice that from and after the Purchase Date, the Buyer shall have an ownership and/or security interest in each Purchased Asset identified on a Loan Schedule and Exception Report until such time that the Custodian receives written notice from the Buyer that the Buyer no longer has an ownership and/or security interest in such Purchased Asset. In the event that the Buyer does not purchase a Purchased Asset from the Seller prior to 5:00 p.m. (Eastern Time) on a Purchase Date, upon notice thereof from the Seller, acknowledged by the Buyer, the Custodian shall hold or release to the Seller, pursuant to the Seller's written instructions, the Purchased Assets in respect of the Loan Schedule and Exception Report delivered by the Custodian on such Purchase Date.

                  Section 5. Obligations of the Custodian.
                             -----------------------------

                  (a) The Custodian shall maintain continuous custody of all items constituting the Loan Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Buyer therein. Each Note (and Assignment of Mortgage) and Transaction Notice shall be maintained in fire resistant facilities.

                  (b) With respect to the documents constituting each Loan File, the Custodian shall (i) act exclusively as the bailee of, and custodian for, the Buyer for all purposes (including, but not limited to, maintaining possession of the Loan File as agent for the Buyer for the purpose of perfecting the security of Buyer in such Purchased Assets to the extent the Seller shall be deemed to have pledged the Purchased Assets to Buyer pursuant to Section 8 of the Repurchase Agreement), (ii) hold all documents constituting such Loan File received by it as the bailee of, and custodian for, the Buyer and (iii) make disposition thereof only in accordance with the terms of this Custodial

Agreement or with written instructions furnished by the Buyer (including assigning the Mortgages and endorsing the Notes, without recourse, to the designee of Buyer); provided, however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of the Buyer, the Buyer's written instructions shall control.

                  (c) In the event that (i) the Seller, the Company, the Buyer or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Loan File or any document included within a Loan File or (ii) a third party shall institute any court proceeding by which any Loan File or a document included within a Loan File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law, continue to hold and maintain all the Loan Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Loan File or any document included within such Loan File as directed in writing by the Buyer if the Buyer's direction is consistent with such determination and will not result in the Custodian's violating any order of any court or governmental authority. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Seller.

                  (d) (i) The Buyer hereby acknowledges that the Custodian shall not be responsible for the validity and perfection of the Buyer's ownership of, or security interest in, the Collateral hereunder or to take any steps to establish or restore the same, other than the Custodian's obligation to take possession of Collateral as set forth in Section 2 hereof and other than as further provided in Section 5(d)(ii).

                  (ii) The Seller, the Buyer and the Custodian agree that the Purchased Assets will be held for the Buyer by the Custodian as bailee, financial intermediary and securities intermediary on Buyer's behalf, that the Custodian will follow Buyer's written instructions directing transfer with respect to any Purchased Assets, and that in no event shall any consent of the Seller be required for the taking of any such action by the Custodian. Notwithstanding anything to the contrary in this Custodial Agreement, in the event of any dispute between conflicting claims by or conflicting instructions from the Seller and the Buyer with respect to the Purchased Assets, cash or any other matter covered by the Custodial Agreement, the Custodian shall follow the instructions of the Buyer and disregard the instructions of the Seller with respect to the Purchased Assets.

                  Section 6. Release of Collateral.
                             ----------------------

                  (a) From time to time, the Company may request the temporary withdrawal of the documentation relating to the Loans in the possession of the Custodian for the purpose of correcting documentary deficiencies relating thereto. Until the Custodian is otherwise notified in writing by the Buyer, which notice shall be given by the Buyer only following the occurrence of a Default, the Custodian shall permit the withdrawal of such documentation without the written consent of the Buyer. Until the Custodian is otherwise notified in writing by the Buyer, which notice shall be given by the Buyer only following the occurrence of a Default, the Custodian is hereby authorized upon receipt of written request of the Company (and written authorization of the Buyer with respect to releases of documentation with respect to more than ten Loans on any one day), to release documentation relating to Loans in the possession of the Custodian to the Company, or its designee, for the purpose of correcting documentary deficiencies relating thereto against a Request for Release and Receipt executed by the Company in the form of Annex 5-A hereto. The Custodian shall promptly notify the Buyer that it has released any Loan File to the Company or its designee. The Company or its designee shall return to the Custodian each document previously released from the Custodian's Loan File within ten (10) calendar days. The Company hereby further represents and warrants to the Buyer that any such request by the Company for release of Collateral shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation for returning such Collateral to the Custodian for ultimate sale, securitization, or exchange and that the Company has requested such release in compliance with all terms and conditions of such release set forth in the Repurchase Agreement.

                  (b) From time to time until the Custodian is otherwise notified in writing by the Buyer, which notice shall be given by the Buyer only following the occurrence of a Default and as appropriate for the foreclosure or servicing of any of the Loans (provided that the Custodian shall have no obligation to inquire or determine whether any such notice complies with or violates such requirement, or to recognize or comply with any conflicting advice from the Seller or Company or any other Person), the Custodian shall, upon written receipt from the Company or its designee of a Request for Release of Documents and Receipt in the form of Annex 5-B hereto and written authorization of the Buyer, release to the Company or its designee the related Custodian's Loan File or the documents set forth in such request and receipt. The Custodian shall promptly notify the Buyer that it has released any Loan File to the Company or its designee.

                  The Company or its designee shall hold each Loan File delivered to it pursuant to this Section 6(b) as bailee for the Buyer. The Company or its designee shall return to the Custodian each document previously released from the Custodian's Loan File within 10 calendar days. The Company hereby further represents and warrants to the Buyer that any such request by the Company or its designee for release of Collateral shall be solely for the purposes of foreclosure or servicing of any of the Loans.

                  (c) (i) From time to time until otherwise notified in writing by the Buyer, which notice shall be given by the Buyer only following the occurrence of a Default (provided that the Custodian shall have no obligation to inquire or determine whether any such notice complies with or violates such requirement, or to recognize or comply with any conflicting advice from the Company or any other Person), the Custodian is hereby authorized upon receipt of written request of the Company and written approval by the Buyer to release Loan Files in the possession of the Custodian to a third-party purchaser for the purpose of resale thereof against a Request for Release executed by the Company in the form of Annex 5-C hereto. On such Request for Release, the Company shall indicate the Purchased Assets to be sold, the amount of sale proceeds anticipated to be received, the date of such anticipated sale, the name and address of the third-party purchaser, and the preferred method of delivery.

                  (ii) Any transmittal of documentation for Purchased Assets in the possession of the Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached hereto as Annex 10 duly completed by the Custodian and executed by the Custodian. Any transmittal of documentation for Purchased Assets in the possession of the Custodian in connection with the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a mortgage-backed or asset-backed security (an "MBS") will be under cover of a transmittal letter substantially in the form attached hereto as Annex
11. Promptly upon (x) the remittance by such third-party purchaser of the full purchase price of the Purchased Asset or (y) the issuance of such MBS, the Buyer shall notify the Custodian in writing thereof.

                  (d) From time to time until the Custodian is otherwise notified in writing by the Buyer, and with the prior written consent of the Buyer, the Seller may, subject to agreement with and acceptance by Buyer, substitute for one or more Purchased Assets constituting the Collateral one or more substitute Purchased Assets having aggregate Market Value equal to or greater than the Market Value of the Purchased Assets being substituted for and which Purchased Assets are substantially similar to the Purchased Assets they are being substituted for, or obtain the release of one or more Purchased Assets constituting Collateral hereunder; provided that, after giving effect to such substitution or release, the Market Value of the then remaining Purchased Assets shall not cause a Margin Deficit, which determination shall be made solely by the Buyer in accordance with the Repurchase Agreement. In connection with any such requested substitution, the Seller will provide written notice to the

Custodian and the Buyer no later than 3:00 p.m. (Eastern Time), on the date of such request, specifying the Purchased Assets to be substituted for and the substitute Purchased Assets to be transferred hereunder in substitution therefor, if any, and shall deliver with such notice a Collateral Receipt and a revised Loan Schedule indicating any substitute Purchased Assets. The Custodian will effect the requested substitution or release no later than 5:00 p.m. (Eastern Time), one Business Day following the day on which such request was made after the Custodian has certified to the Buyer on such Business Day that the matters set forth in Section 4(d) hereof with respect to any substitute Purchased Assets are true and correct. Each such substitution or release shall be deemed to be a representation and warranty by the Seller that any substitute Purchased Assets are Purchased Assets and that after giving effect to such substitution or release, the Market Value of the remaining Purchased Assets shall not cause a Margin Deficit; provided however, the Custodian shall have no responsibility for determining or verifying (i) the Market Value of any Purchased Asset or (ii) the existence or absence of a Margin Deficit.

                  (e) So long as the Custodian has not received written notice that a Default has occurred and is continuing, the Custodian and the Buyer shall take such steps as they may reasonably be directed from time to time by the Company in writing, which the Company deems necessary and appropriate, to transfer promptly and deliver to the Company any Loan File in the possession of the Custodian relating to any Purchased Asset previously subject to a Transaction under the Repurchase Agreement but which the Company, with the written consent of the Buyer (a copy of which shall have been delivered to the Custodian), has notified the Custodian has ceased to be a Purchased Asset. In furtherance of the foregoing, upon receipt of written request from the Company in the form of Annex 5-D hereto, which must be acknowledged in writing by the Buyer, and provided that no Default has occurred and is continuing, the Custodian shall release to the Company the requested Loan Files.

                  (f) Following written notification by the Buyer (any notice to the Custodian may be by facsimile) to the Custodian that a Default has occurred and is continuing, the Custodian shall not release, or incur any liability to the Company or any other Person for refusing to release, any item of Collateral to the Company or any other Person without the express prior written consent and at the direction of the Buyer.

                  (g) The Custodian shall use best efforts to monitor any release of possession of Collateral under this Section 6, to track the period of time which has elapsed for any such release of possession of Collateral.

                  Section 7. Fees and Expenses of Custodian.
                             ------------------------------

                  The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in a separate agreement between the Custodian and the Company, as may be amended from time to time, the payment of which fees, together with the Custodian's expenses (including attorneys' fees and expenses) in connection herewith, shall be solely the obligation of the Company.

                  Section 8. Removal or Resignation of Custodian.
                             -----------------------------------

                  (a) The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days' prior written notice to the Seller, the Company and the Buyer. Promptly after receipt of notice of the Custodian's resignation, the Buyer shall appoint, by written instrument, a successor custodian, subject to written approval by the Seller (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of the Seller, the Company, the Custodian and the successor custodian.

                  (b) The Buyer, upon at least 60 days' prior written notice to the Custodian, the Seller and the Company, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Custodial Agreement. Promptly after the giving of notice of removal of the Custodian, the Buyer shall appoint, by written instrument, a successor custodian, which appointment shall require no other approval. One original counterpart of such instrument of appointment shall be delivered to each of the Buyer, the Seller, the Company, the Custodian and the successor custodian.

                  (c) In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing, all the Loan Files being administered under this Custodial Agreement and, if the endorsements on the Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Notes to the successor Custodian or as otherwise directed by the Buyer. The cost of the shipment of Loan Files arising out of the removal or resignation of the Custodian shall be at the expense of the Company. The Company shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph. In the event that no successor is appointed within sixty (60) days following written notice, the Custodian may petition a court of competent jurisdiction for the appointment of an appropriately qualified successor.

                  Section 9. Examination of Loan Files.
                             -------------------------

                  Upon two (2) Business Days prior written notice to the Custodian and at the Company's expense, the Buyer, the Seller, the Company and each of their respective agents, accountants, attorneys and auditors will be permitted to examine the Loan Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Purchased Assets.

                  Section 10. Insurance of Custodian.
                              ----------------------

                  At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Collateral. Upon request, the Buyer and Seller shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

                  Section 11. Representations and Warranties.
                              ------------------------------

                  (a) Each of the Custodian, the Seller and the Company represents and warrants to the Buyer that:

                       (i) each of the Custodian, the Seller and the Company has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Custodial Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Custodial Agreement;

                       (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Custodial Agreement; and

                       (iii) this Custodial Agreement has been duly executed and delivered on behalf of the Custodian, the Seller and the Company and constitutes a legal, valid and binding obligation of the Custodian, the Seller and the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

                  (b) The Custodian represents and warrants to the Buyer that the Custodian is not an Affiliate of the Seller or the Company.

                  Section 12. Statements.
                              ----------

                  On the second Business Day prior to the 25th calendar day of each month, the Custodian shall provide the Buyer and the Seller (so long as no Event of Default has occurred and is continuing of which the Custodian has actual knowledge) with a list of all the Purchased Assets for which the Custodian holds a Loan File pursuant to this Custodial Agreement as of such date. In addition, upon the written request of the Buyer, the Seller or the Company, the Custodian shall provide the Buyer, the Seller, or the Company, as applicable, with a list of all the Purchased Assets for which the Custodian holds a Loan File pursuant to this Custodial Agreement as of the date of such request. Any such list shall be in the form of a Loan Schedule and Exception Report and shall be delivered via electronic tape.

                  Section 13. No Adverse Interest of Custodian.
                              --------------------------------

                  By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no adverse interest, by way of security or otherwise, in any Purchased Asset, and hereby waives and releases any such interest which it may have in any Purchased Asset as of the date hereof. The Purchased Assets shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Assets.

                  Section 14. Indemnification of Custodian.
                              ----------------------------

                  The Company agrees to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees and expenses, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

                  In the event that the Custodian fails to produce a Note, Assignment of Mortgage or any other document related to a Purchased Asset that was in its possession pursuant to Section 2 within two (2) Business Days after required or requested by the Company or the Buyer (a "Custodial Delivery Failure"), and provided that (i) Custodian previously delivered to the Buyer a Loan Schedule and Exception Report which did not list such document as an Exception on the related Purchase Date; (ii) such document is not outstanding pursuant to a Request for Release and Receipt in the form annexed hereto as Annex 5-A; and (iii) such document was held by the Custodian on behalf of the Company or Buyer, as applicable, then the Custodian shall (a) with respect to any missing Note, promptly deliver to the Buyer or Company upon request, a Lost Note Affidavit in the form of Annex 9 hereto and (b) with respect to any missing document related to such Purchased Asset, including but not limited to a missing Note, at the Buyer's option, at any time the long term obligations of the Custodian are rated below investment grade by Moody's or S&P, obtain on or before 75 days following the Buyer's written request therefor, and thereafter maintain an insurance bond in the name of the Buyer, and its successors in interest and assigns, insuring against any losses associated with the loss of such document, in an amount equal to the then outstanding principal balance of the related Purchased Asset or such lesser amount requested by the Buyer in the Buyer's sole discretion.

                  Section 15. Reliance of Custodian.
                              ---------------------

                  In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be obligated to examine the same in accordance with the requirements of this Custodial Agreement. The Custodian shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed in writing by the parties hereto and no duty or obligations shall be implied with respect to this Custodial Agreement or the Custodian's services hereunder. The Custodian shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities which are held to a standard of care of ordinary negligence, and this Section 15 shall not be interpreted to impose upon the Custodian a higher standard of care than that set forth in this sentence. The Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, notice, letter, telegram or other document delivered to it and in good faith believed to be genuine and to have been signed by the proper party or parties. The Custodian may conclusively rely on and shall be fully protected in acting upon the written instructions of the Buyer and such employees and representatives of the Buyer as the Buyer may designate in writing. The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, unless the Custodian was negligent in ascertaining the pertinent facts.

                  None of the provisions of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

                  Whenever in the administration of the provisions of this Custodial Agreement the Custodian shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Custodian, be deemed to be conclusively proved and established by a certificate signed by one of the Buyer's, the Seller's, or the Company's officers, as the case may be, and delivered to the Custodian and such certificate, in the absence of negligence or bad faith on the part of the Custodian, shall be full warrant to the Custodian for any action taken, suffered or omitted by it under the provisions of this Custodial Agreement upon the faith thereof.

                  The Custodian may consult with counsel and the advice or any opinion of counsel that is promptly confirmed in writing shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                  Any corporation into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to the business of the Custodian shall be the successor of the Custodian hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

                  Section 16. Term of Custodial Agreement.
                              ---------------------------

                  This Custodial Agreement shall terminate on the date the Custodian receives written notice from the Buyer of the termination of the Repurchase Agreement and payment in full of all amounts owing to the Buyer thereunder. Promptly after written notice from the Buyer of the termination of the Repurchase Agreement and payment in full of all amounts owing to the Buyer thereunder, the Custodian shall deliver all documents remaining in the Loan Files to the Seller, and this Custodial Agreement shall thereupon terminate.

                  Section 17. Notices.
                              -------

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee, except that facsimiles sent by machines that produce confirmations of receipt shall be effective when sent. The Custodian's office is located at the address set forth on its signature page hereto, and the Custodian shall notify the Buyer, the Seller and the Company if such address should change.

                  Section 18. Governing Law.
                              -------------

                  This Custodial Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that neither Seller nor the Company nor Custodian may assign this Custodial Agreement or any of its rights or obligations hereunder, except with the prior written consent of Buyer, except to any successor to the business of Custodian, whether by reorganization or otherwise shall act with like effect as though originally named. Buyer may pledge or assign its security interest in or lien on certain items of Purchased Assets held by Custodian hereunder, whereupon Buyer will act for the benefit of such assignee hereunder. THIS CUSTODIAL AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. THE SELLER AND THE COMPANY EACH WAIVES TRIAL BY JURY. SELLER, COMPANY, CUSTODIAN, AND BUYER EACH IRREVOCABLY CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CUSTODIAL AGREEMENT. THE PARTIES HEREBY SUBMIT TO, AND WAIVE ANY OBJECTION THEY MAY HAVE TO PERSONAL JURISDICTION AND VENUE IN, THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OVER ANY DISPUTES ARISING OUT OF OR RELATING TO THIS CUSTODIAL AGREEMENT.

                  Section 19. Authorized Representatives.
                              --------------------------

                  Each individual designated as an authorized representative of the Buyer or its successors or assigns, the Seller, the Company and the Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Buyer, the Seller, the Company and the Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7-A, 7-B and 8 hereof, respectively. From time to time, the Buyer, the Seller, the Company and the Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 19, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

                  Section 20. Amendment.
                              ---------

                  This Custodial Agreement may be amended from time to time by written agreement signed by the Seller, the Company, the Buyer and the Custodian.

                  Section 21. Cumulative Rights.
                              -----------------

                  The rights, powers and remedies of the Custodian and the Buyer under this Custodial Agreement shall be in addition to all rights, powers and remedies given to the Custodian and the Buyer by virtue of any statute or rule of law, the Repurchase Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Buyer's security interest in the Collateral.

                  Section 22. Binding Upon Successors.
                              -----------------------

                  All rights of the Custodian and the Buyer under this Custodial Agreement shall inure to the benefit of the Custodian and the Buyer and their successors and permitted assigns, and all obligations of the Seller and the Company shall bind their successors and assigns.

                  Section 23. Entire Agreement; Severability.
                              ------------------------------

                  This Custodial Agreement and the other Loan Documents contain the entire agreement with respect to the Collateral among the Custodian, the Buyer, the Seller and the Company. If any of the provisions of this Custodial Agreement shall be held invalid or unenforceable, this Custodial Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                  Section 24. Execution In Counterparts.
                              -------------------------

                  This Custodial Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  Section 25. Tax Reports.
                              -----------

                  The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than in respect of the Custodian's compensation or for reimbursement of expenses.

                  Section 26. Reproduction of Documents.
                              -------------------------

                  This Custodial Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and
(c) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 27. Seller Reports.
                              --------------

                  (a) The Seller shall provide to the Buyer, upon the Buyer's request, a report (the "Seller Report") in electronic form acceptable to the Buyer, which shall include a complete Seller Loan Schedule.

                  (b) On the second Business Day prior to each Repurchase Date, the Seller shall deliver a Seller Report setting forth such information with respect to each Loan as is mutually agreed upon by the Buyer, the Seller and the Company including, but not limited to: (i) electronic performance data including delinquency reports, pool analytic reports, and static pool reports (such as delinquency, foreclosure and net charge-off reports), and (ii) stratification reports summarizing the characteristics of the Loans.

                  Section 28. Collection Account.
                              ------------------

                  The Company shall establish and maintain with the Custodian a segregated account (the "Collection Account") in the name of "American Business Credit, Inc., in trust for the benefit of Credit Suisse First Boston Mortgage Capital LLC", and shall deposit therein all collections received by the Company with respect to the Purchased Assets in the event that such collections for any Collection Period exceed $750,000. The parties hereto intend that the Buyer shall have control of the Collection Account.

                  On each date which is (i) a Repurchase Date on which the Buyer and the Seller enter into a new Transaction pursuant to the terms of Section 3(b) of the Repurchase Agreement, or (ii) a date on which a Margin Deficit is due, or (iii) following the date on which the Buyer has declared an Event of Default, in accordance with the terms of the Repurchase Agreement, the Buyer shall apply all funds in the Collection Account to the amounts owed to the Buyer and shall instruct the Custodian on any scheduled Repurchase Date to remit any such amounts to the Buyer, to the extent of the funds in the Collection Account. Unless an Event of Default shall occur and be continuing, on or before 12:00 noon (Eastern Time) the Buyer shall instruct the Custodian to remit any excess funds in the Collection Account to the Seller or its designee by wire transfer, in compliance with the instructions of the Seller.

                  Unless the Buyer shall have given written notice to the Custodian that an Event of Default shall have occurred and be continuing, the Company may invest the funds in the Collection Account in one or more Permitted Investments. Neither Seller, nor Company, nor any of their affiliates shall make any withdrawals or disbursement of funds from amounts on deposit in the Collection Account without the prior consent of the Buyer.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.

ABFS REPO 2001, INC.                                         AMERICAN BUSINESS CREDIT, INC.


By:_____________________________                             By:_____________________________
Name:                                                        Name:
Title:                                                       Title:

Address for Notices:                                         Address for Notices:
Balapointe Officer Centre                                    Balapointe Officer Centre
111 Presidential Blvd, Suite 127                             111 Presidential Blvd, Suite 127
Bala Cynwyd, Pennsylvania 19004                              Bala Cynwyd, Pennsylvania 19004
Attention: Jeffrey M. Ruben                                  Attention: Jeffrey M. Ruben
Telecopier No.: (610) 668-4164                               Telecopier No.: (610) 668-4164
Telephone No.: (610) 617-3562                                Telephone No.: (610) 617-3562


JPMORGAN CHASE BANK                                          CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

                                                             By:_____________________________
By:_____________________________                             Name:
Name:                                                        Title:
Title:
                                                             Address for Notices:
                                                             11 Madison Avenue, 5th Floor
                                                             New York, New York 10010
Address for Notices:                                         Attention: Thomas Irwin
450 West 33rd Street, 14th Floor                             Telecopier No.: (212) 325-8232
New York, New York 10001                                     Telephone No.: (212) 325-0331
Attention: Structured Finance - ABFS Administrator
Telecopier No.: (212) 946-8302                               with a copy to (at same address):
Telephone No.: (212) 946-3200                                Attention: Gabriella Morizio
                                                             Telecopier No.: (212) 325-8219
                                                             Telephone No.: (212) 325-9646



                                                                         Annex 1
                                                                         -------

              INFORMATION TO BE PROVIDED WITH RESPECT TO THE LOANS

                  For each Loan, the Seller shall provide the following information:

                  (a)      the Seller's mortgage loan identifying number;
                  (b)      the Borrower's name;
                  (c)      the Mortgaged Property's street address, including the state and zip code;
                  (d)      the original principal amount of the Loan;
                  (e)      original months to maturity;
                  (f)      original date of the Note;
                  (g)      amount of the monthly payment at origination;
                  (h)      current interest rate;
                  (i)      current principal balance of the Loan;
                  (j)      the date on which the last payment due under the Loan was made and applied;
                  (k)      credit score, if available;
                  (l)      a code indicating whether the Loan is a First Lien Loan or a Second Lien Loan;
                  (m)      combined loan-to-value ratio;
                  (n)      next payment due date;
                  (o)      property type;
                  (p)      Section 32 indicator;
                  (q)      Business Purpose Loan indicator; and
                  (r)      any other information as requested by the Buyer.



                                                                         Annex 2
                                                                         -------

                              FORM OF TRUST RECEIPT

                                                              [Date]

Credit Suisse First Boston Mortgage Capital LLC
11 Madison Avenue
New York, New York 10010
Attention: _______________________

         Re: Custodial Agreement, dated as of November 16, 2001 (the "Custodial Agreement"), among ABFS REPO 2001, Inc. (the "Seller"), American Business Credit, Inc. (the "Company"), JPMorgan Chase Bank (the "Custodian"), and Credit Suisse First Boston Mortgage Capital LLC (the "Buyer").

Ladies and Gentlemen:

                  In accordance with the provisions of Section 4(b) of the above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement), the undersigned, as the Custodian, hereby certifies as to each Purchased Asset described in the attached Loan Schedule and Exception Report all matters (subject to the Exceptions listed therein) set forth in Section 4(d) of the Custodial Agreement.

                  The delivery of the attached Loan Schedule and Exception Report evidences that (i) the Custodian has reviewed all documents required to be delivered in respect of each Purchased Asset listed herein pursuant to
Section 2 of the Custodial Agreement, and such documents other than the Exceptions listed herein are in the possession of the Custodian as part of the Loan File for such Purchased Asset, (ii) the Custodian is holding each Purchased Asset identified on the Loan Schedule and Exception Report, pursuant to the Custodial Agreement, as the bailee of and custodian for the Buyer and (iii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Purchased Assets and satisfy the requirements set forth in Section 2 of the Custodial Agreement and the Review Procedures.

                  The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, filing or recording status or history, sufficiency, or genuineness of any of the documents contained in each Loan File or (ii) the collectability, insurability, effectiveness or suitability of any such Purchased Asset.

                  This Trust Receipt shall be deemed superseded and canceled upon the issuance of a subsequent Trust Receipt to the Buyer covering the Purchased Assets identified herein.

                                      JPMORGAN CHASE BANK, as Custodian


                                      By:__________________________________
                                      Name:
                                      Title:

                                                                         Annex 3
                                                                         -------

                           FORM OF COLLATERAL RECEIPT

Number: ______
Date: _______________
Aggregate Face Value: $______________
Aggregate Unpaid Principal Balance: $_______________

Credit Suisse First Boston Mortgage Capital LLC
11 Madison Avenue
New York, New York 10010
Attention: _______________________

JPMorgan Chase Bank
___________________________
___________________________
Attention: _______________

         Re: Custodial Agreement, dated as of November 16, 2001 (the "Custodial Agreement"), among ABFS REPO 2001, Inc. (the "Seller"), American Business Credit, Inc., JPMorgan Chase Bank (the "Custodian"), and Credit Suisse First Boston Mortgage Capital LLC (the "Buyer").

         In consideration of Buyer purchasing the Purchased Assets having an aggregate face value and unpaid principal balance as indicated above, as more fully described in a schedule attached hereto, the undersigned duly authorized officer of Seller hereby certifies, represents and warrants that:

(a) on or prior to the date hereof, American Business Financial Services, Inc. (the "Company") has caused a transfer, assign, set over and convey, as a capital contribution, to Seller, without recourse, but subject to the terms of the Master Contribution Agreement, dated as of November 16, 2001 (the "Contribution Agreement"), between Company and Seller, all rights, title and interest of the Company in and to the Purchased Assets listed on the Loan Schedule attached hereto together with the related files and all rights and obligations arising under the documents contained therein, including the right to any prepayment penalties or other charges payable in connection with any principal prepayments on the Purchased Assets;

(b) upon payment by Buyer of the Purchase Price in respect of the Transaction involving the Purchased Assets, all of the right (including the power to convey title thereto), title and interest in and to each document constituting the Loan Files delivered to Custodian or held by or on behalf of Seller or Company with respect to each Purchased Asset, shall be transferred, assigned, set over and otherwise conveyed to Buyer.

(c) the required documents with respect to such Purchased Assets have been or are hereby submitted to Custodian pursuant to the Custodial Agreement;

(d) all other documents and Records (as defined in the Repurchase Agreement) related to such Purchased Assets have been or will be created and held by Seller in trust for Buyer;

(e) the following statements are true and correct on the date hereof: (i) each of the representations and warranties contained in all of the documents executed by Seller related to the Transactions relating to the Purchased Assets identified herein are true and correct in all material respects and (ii) no Default or Event of Default has occurred and its continuing. At the request of Buyer, all documents related to such Purchased Assets may be inspected or verified at any time by such parties;

(f) each Loan listed on Schedule I hereto is secured by a valid and enforceable "first lien" or "second lien" (as customarily referred to in the industry), as indicated therein, on existing residential real property; and

(g)      (check the applicable statement below:)

         _____ no lien exists with respect to the Purchased Assets listed on the attached schedule or a lien secured by Purchased Assets listed on the attached schedule is still in effect with Buyer; or

         _____ a lien secured by the Purchased Assets identified herein is currently in effect and a Warehouse Lender's Release Letter has been delivered to Buyer under separate cover.

                                         ABFS REPO 2001, INC., as Seller


                                         By:________________________
                                         Name:
                                         Title:

                                         AMERICAN BUSINESS FINANCIAL SERVICES,
                                         INC. [, as Company]


                                         By:________________________
                                         Name:
                                         Title:

                                                                         Annex 4
                                                                         -------

                                REVIEW PROCEDURES

                  This Annex sets forth the Custodian's review procedures for each item listed below delivered by the Seller pursuant to the Custodial Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

                  1. The Note and the Mortgage each appears to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Borrower or grantor, or in the case of copies of the Mortgage permitted under Section 2(c) of the Agreement, such copies bear a reproduction of such signature;

                  2. the principal amount of the Note is the same as the amount specified on the related Mortgage;

                  3. the mortgagee is the same as the payee on the Note;

                  4. the Mortgage contains a legal description other than address, city and state on the first page or in a schedule which is incorporated by reference on the first page;

                  5. the notary section (acknowledgment) is present and attached to the related Mortgage and is signed;

                  6. neither the original Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any notations on their face which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer;

                  7. the Note is endorsed "Pay to the order of _______________, without recourse" or endorsed in another form acceptable to Buyer by the named payee or Last Endorsee thereof;

                  8. each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature purporting to be the signature of a representative of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under Section 2(e) (in the case of any original Assignment of Mortgage) or under Section 2(f) (in the case of any intervening assignment) of the Agreement, that such copies appear to bear a reproduction of such signature or signatures and the Officer's Certificate certification of either the Seller or the Last Endorsee accompanying such copies appears to bear an original signature or a reproduction of such signature, and the intervening assignments of mortgage evidence on their face a complete chain of assignment and transfer of the related Mortgage from the originating Person or the Borrower (which chain may include, but which shall not be required to include, the Company or the Seller);

                  9. the date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be;

                  10. the notary section (acknowledgment) is present and attached to each intervening assignment and is signed;

                  11. based upon a review of the Note, items (b), (c), (d) and
(f) of Annex 1 as set forth in the Loan Schedule delivered by the Seller to the Custodian are correct;

                  12. the Collateral Receipt has been executed by an Authorized Representative of the Seller; and

                  13. if the Loan is a Business Purpose Loan, a business purpose affidavit has been delivered as required under Section 2(i).

                                                                       Annex 5-A
                                                                       ---------

                     FORM OF REQUEST FOR RELEASE AND RECEIPT

                                                          Date: __________, 200_

JPMorgan Chase Bank
__________________________
__________________________
Attention: _______________

                  The undersigned, AMERICAN BUSINESS CREDIT, INC. (the "Company"), acknowledges receipt from JPMORGAN CHASE BANK, acting as bailee of, and custodian for (in such capacity, the "Custodian"), the exclusive benefit of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer") (capitalized terms not otherwise defined herein are defined in that certain Custodial Agreement, dated as of November 16, 2001 (the "Custodial Agreement"), among the Company, the Custodian, ABFS REPO 2001, Inc. and the Buyer), of the following described documentation for the identified Purchased Asset, possession of which is entrusted to the Company solely for the purpose of correcting documentary defects relating thereto:

    Borrower Name        Loan Number         Note Amount       Loan Document
    -------------        -----------         -----------       -------------



                  It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Collateral hereinabove described and in the proceeds of said Collateral has been granted to the Buyer pursuant to the Custodial Agreement.

                  In consideration of the aforesaid delivery by the Custodian, the Company hereby agrees to hold said Collateral in trust for the Buyer as provided under and in accordance with all provisions of the Custodial Agreement and to return said Collateral to the Custodian no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.

                                        AMERICAN BUSINESS CREDIT, INC.
                                        By __________________________________
                                        Name: _______________________________
                                        Title: ______________________________

[IF TOTAL NUMBER OF OUTSTANDING LOAN FILES IS GREATER THAN 10, REQUEST FOR RELEASE MUST BE SIGNED BY BUYER AS FOLLOWS:

                               Acknowledged and Agreed:

                               CREDIT SUISSE FIRST BOSTON MORTGAGE
                               CAPITAL LLC

                               By: ___________________________________
                               Name: _________________________________
                               Title: ________________________________
                               Date: _________________________________]

                               Documents returned to Custodian:
                               -------------------------------

                               JPMORGAN CHASE BANK

                               By ____________________________________
                               Name: _________________________________
                               Title: ________________________________
                               Date: _________________________________

                                                                       Annex 5-B
                                                                       ---------

              FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

                                                 [Date]

JPMorgan Chase Bank
__________________________
__________________________
Attention: __________________

         Re: Custodial Agreement, dated as of November 16, 2001 (the "Custodial Agreement"), among ABFS REPO 2001, Inc. (the "Seller"), American Business Credit, Inc. (the "Company"), JPMorgan Chase Bank (the "Custodian"), and Credit Suisse First Boston Mortgage Capital LLC (the "Buyer").

                  In connection with the administration of the Loans held by you as the Custodian on behalf of the Buyer, we request the release, to be delivered to the Company, as servicer, of the (Loan File/[specify documents]) for the Loan described below, for the reason indicated.

Borrower's Name, Address & Zip Code:                 Ship Files To:
-----------------------------------                  -------------

         Name:
         Address:
         Telephone Number:

Loan Number:
-----------

Reason for Requesting Documents (check one)
-------------------------------

__1. Loan Paid in Full. (The Company hereby certifies that all amounts received in connection therewith have been credited to the Buyer.)

__2. Loan Liquidated By _____________ (The Company hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Buyer.)

__3. Loan in Foreclosure.

__4. Other (explain) ____________________________

                  If box 1 or 2 above is checked, and if all or part of the Loan File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Loan.

                  If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                  It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Collateral hereinabove described and in the proceeds of said Collateral has been granted to the Buyer pursuant to the Custodial Agreement.

                  In consideration of the aforesaid delivery by the Custodian, the Company hereby agrees to hold said Collateral in trust for the Buyer as provided under and in accordance with all provisions of the Custodial Agreement and to return said Collateral to the Custodian no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day.

                  The Company hereby acknowledges that it shall hold said Collateral in trust for, and as bailee of, the Buyer and shall return said Collateral only to the Custodian.

                              AMERICAN BUSINESS CREDIT, INC.

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________
                              Date:_____________________________________________

Acknowledged and Agreed:

                              CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________
                              Date:_____________________________________________

Acknowledgment of Documents returned to the Custodian:

                              JPMORGAN CHASE BANK

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________
                              Date:_____________________________________________

                                                                       Annex 5-C
                                                                       ---------

                           FORM OF REQUEST FOR RELEASE

                                                   Date: __________, 200_

JPMorgan Chase Bank
_______________________
_______________________
Attention: _______________

                  The undersigned, American Business Credit, Inc. (the "Company"), requests release from JPMorgan Chase Bank, acting as agent, bailee and custodian (in such capacity "Custodian") for the exclusive benefit of Credit Suisse First Boston Mortgage Capital LLC as Buyer (the "Buyer"; capitalized terms not otherwise defined herein are defined in that certain Repurchase Agreement, dated as of November 16, 2001 (as amended, the "Repurchase Agreement"), between ABFS REPO 2001, Inc. and the Buyer), of the following described documentation for the identified Purchased Assets, possession of which shall be delivered to ____________________ (the "Approved Purchaser") in connection with the sale or securitization thereof. The anticipated closing date for such sale is ______________ and the anticipated purchase or securitization proceeds [MBS] shall equal: $__________________.

  Borrower Name       Loan Number        Note Amount      Loan Document
  -------------       -----------        -----------      -------------


Please send the referenced documentation to:

                           [NAME OF APPROVED PURCHASER ]
                           [ADDRESS]
                           [TELEPHONE]
                           [ATTENTION:]

                  Please deliver documents to the Approved Purchaser via __________________, accompanied by a transmittal letter in the form of Annex [10][11].

                               AMERICAN BUSINESS CREDIT, INC.

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                               Acknowledged and Agreed:

                               CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
                                                                           ---

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________
                              Date:_____________________________________________

                                                                       Annex 5-D
                                                                       ---------

                           FORM OF REQUEST FOR RELEASE

                                                   Date: __________, 200_

JPMorgan Chase Bank
_______________________
_______________________
Attention: _______________

                  The undersigned, American Business Credit, Inc. (the "Company"), requests release from JPMorgan Chase Bank, acting as agent, bailee and custodian (in such capacity "Custodian") for the exclusive benefit of Credit Suisse First Boston Mortgage Capital LLC as Buyer (the "Buyer"; capitalized terms not otherwise defined herein are defined in that certain Repurchase Agreement, dated as of November 16, 2001 (as amended, the "Repurchase Agreement"), between ABFS REPO 2001, Inc. and the Buyer), of the following described documentation for the identified Purchased Assets, possession of which shall be delivered to the Company due to the fact that such Purchased Asset is no longer a Purchased Asset.

         Mortgage Name               Loan Number                Note Amount
         -------------               -----------                -----------


         Please send the referenced documentation to:
                  AMERICAN BUSINESS CREDIT, INC.
                  [ADDRESS]
                  [TELEPHONE]
                  [ATTENTION:]

                              AMERICAN BUSINESS CREDIT, INC.

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________
                              Date:_____________________________________________

                              Acknowledged and Agreed:

                              CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________
                              Date:_____________________________________________

                                                                         Annex 6
                                                                         -------

                       AUTHORIZED REPRESENTATIVES OF BUYER



          Name                                    Specimen Signature

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

                                                                       Annex 7-A
                                                                       ---------

                      AUTHORIZED REPRESENTATIVES OF SELLER



          Name                                    Specimen Signature

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

                                                                       Annex 7-B
                                                                       ---------

                      AUTHORIZED REPRESENTATIVES OF COMPANY



          Name                                    Specimen Signature

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

                                                                         Annex 8
                                                                         -------

                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN


          Name                                    Specimen Signature

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

          ________________________                __________________________

                                                                         Annex 9
                                                                         -------

                           FORM OF LOST NOTE AFFIDAVIT

                  I, as ___________________________ (title) of JPMorgan Chase
Bank (the "Custodian"), am authorized to make this Affidavit on behalf of the Custodian. In connection with the administration of the Loans held by the Custodian on behalf Credit Suisse First Boston Mortgage Capital LLC (the "Buyer"), _______________ (hereinafter called "Deponent"), being duly sworn, deposes and says that:

                  1. Custodian's address is: __________________________________;

                  2. Custodian previously delivered to the Buyer a Loan Schedule and Exception Report with respect to such Note and/or Assignment of Mortgage which did not indicate such Note and/or Assignment of Mortgage as missing;

                  3. Such Note and/or Assignment of Mortgage was assigned or sold to the Buyer by ABFS REPO 2001, Inc. pursuant to the terms and provisions of a Master Repurchase Agreement, dated and effective as of November 16, 2001, between Buyer and Seller, as amended;

                  4. Such Note and/or Assignment or Mortgage is not outstanding pursuant to a Request for Release of Documents;

                  5. Aforesaid Note and/or Assignment of Mortgage (hereinafter called the "Original") has been lost;

                  6. Deponent has made or has caused to be made a diligent search for the Original and has been unable to find or recover same;

                  7. The Custodian was the Custodian of the Original at the time of loss;

                  8. Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to the Buyer;

                  9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee, as provided by [SELLER/COMPANY] or its designee and (ii) the Mortgage which secures the Note, which Mortgage is recorded at ___________________;

                  10. Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless the Buyer, its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the Originals or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Loan evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone, excluding, however, special, incident, punitive or consequential damages, which in no event shall be paid by the Custodian (items (i) through (iv) above are hereinafter referred to as the "Losses") and (b) if required by any rating agency in connection with placing such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals; and

                  11. This Affidavit is intended to be relied on by the Buyer, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Affidavit.

EXECUTED THIS ____ day of _______, 200_, on behalf of the Custodian by:

____________________________________
Signature

____________________________________
Typed Name

                  On this _________ day of _______________________, 200_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.

________________________________________
Notary Public in and for the
State of ____________________________.
My Commission expires: _______________.

                                                                        Annex 10
                                                                        --------

                           FORM OF TRANSMITTAL LETTER
                             [Custodian Letterhead]

                                                     [Date]

[Approved Purchaser]
____________________________
____________________________

         Re:   Shipment of Purchased Assets for Purchase

Ladies and Gentlemen:

                  Attached please find those Purchased Assets listed separately on the attached schedule, which Purchased Assets are being delivered to you for purchase.

                  The Purchased Assets comprise a portion of the "Collateral" under (and as such term and capitalized terms not otherwise defined herein are defined in) that certain Master Repurchase Agreement (as amended, the "Repurchase Agreement"), dated as of November 16, 2001, between ABFS REPO 2001, Inc. (the "Seller") and Credit Suisse First Boston Mortgage Capital LLC (the "Buyer"). Each of the Purchased Assets is subject to an ownership and/or security interest in favor of the Buyer, which ownership and/or security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Purchased Asset (as set forth on the schedule attached hereto) by wire transfer to the following account of the Buyer:

                  Bank: _________________
                  ABA: __________________
                  Acct: _________________
                  Re: ___________________
                  Attn: _________________

                  Pending your purchase of each Purchased Asset and until payment therefor is received, the aforesaid ownership and/or security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Buyer. In the event that any Purchased Asset is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. In no event shall any Purchased Asset be returned to, or sales proceeds remitted to, the Seller, American Business Credit, Inc. or any of their Affiliates. The Purchased Asset must be so returned or sales proceeds remitted in full no later than ten (10) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

                  NOTE: BY ACCEPTING THE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                          Very truly yours,

                                          JPMORGAN CHASE BANK
                                          as Custodian

                                          By____________________________________
                                          Name:_________________________________
                                          Title:________________________________
                                          Address:


RECEIPT ACKNOWLEDGED:
[APPROVED PURCHASER]

By:___________________________
Name:_________________________
Title:________________________
Date:_________________________

                                                                        Annex 11
                                                                        --------

                           FORM OF TRANSMITTAL LETTER
                             [Custodian Letterhead]

                                                   [Date]

[Custodian/Trustee/Agency]
___________________________
___________________________

         Re:  Shipment of Purchased Assets for Pool Formation

Ladies and Gentlemen:

                  Attached please find those Purchased Assets listed separately on the attached schedule, which are being delivered to you, as custodian/trustee, for certification in connection with the formation of a mortgage pool supporting the issuance of a mortgage-backed or asset-backed security (the "MBS") described as follows: ______________________.

                  The Purchased Assets comprise a portion of the "Collateral" under (and as such term and capitalized terms not otherwise defined herein are defined in) that certain Master Repurchase Agreement, dated as of November 16, 2001, between ABFS REPO 2001, Inc. (the "Seller") and Credit Suisse First Boston Mortgage Capital LLC (the "Buyer"). Each of the Purchased Assets is subject to an ownership and/or security interest in favor of the Buyer, which ownership and/or security interest shall be automatically released in accordance with the terms of the related Remittance Agency Agreement and Security Release Certification.

                  Pending the Buyer's release of the aforesaid ownership and/or security interest, such interests will remain in full force and effect and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Buyer. In the event that any Purchased Asset is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. In no event shall any Purchased Asset be returned to, or sales proceeds remitted to, the Seller, American Business Credit, Inc. or any of their Affiliates. The Purchased Asset must be so returned or sales proceeds remitted in full no later than sixty (60) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

                  NOTE: BY ACCEPTING THE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                          Very truly yours,

                                          JPMORGAN CHASE BANK, as Custodian

                                          By____________________________________
                                          Name:_________________________________
                                          Title:________________________________
                                          Address:


RECEIPT ACKNOWLEDGED:
[CUSTODIAN/TRUSTEE]

By:___________________________
Name:_________________________
Title:________________________
Date:_________________________

                                                                        Annex 12
                                                                        --------

                          FORM OF SELLER LOAN SCHEDULE

                                                                        Annex 13
                                                                        --------

                    FORM OF WAREHOUSE LENDER'S RELEASE LETTER

                                                    Date: ______________, 200_

Credit Suisse First Boston Mortgage Capital LLC
_______________________
_______________________
Attention: _______________

         RE: [American Business Credit, Inc.] [HomeAmerican Credit, Inc. d/b/a Upland Mortgage] [American Business Mortgage Services, Inc.]

                  Number of Loans:_____     Unpaid Balance: $________

                  The undersigned (the "Warehouse Lender") hereby releases all right, interest or claim of any kind with respect to the loans (including all related items constituting the complete file for each such loan) constituting the mortgage pool referenced above, as may be further described in the attached schedule, such release to be effective automatically without any further action by any party, upon payment for the account of Seller of $ in immediately available funds to the following account:

                  Bank: _________________
                  ABA: __________________
                  Acct: _________________
                  _______________________
                  Re: ___________________
                  Attn: _________________

                                     Very truly yours,

                                     ______________________, as Warehouse Lender

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________
                                     Telephone:_________________________________

                                                                        Annex 14
                                                                        --------

                           FORM OF TRANSACTION NOTICE

                                                         [Date]

Credit Suisse First Boston Mortgage Capital LLC
11 Madison Avenue
New York, New York 10010
Attention: _______________________

JPMorgan Chase Bank
________________________
________________________
Attention: _______________

         Transaction No. _____

Ladies and Gentlemen:

                  The undersigned executes and delivers this notice ("Notice") pursuant to the requirements of the Master Repurchase Agreement, dated as of November 16, 2001 (as amended, the "Repurchase Agreement"), between Credit Suisse First Boston Mortgage Capital LLC ("Buyer") and ABFS REPO 2001, Inc. ("Seller"), and the Custodial Agreement, dated as of November 16, 2001 (the "Custodial Agreement"), among Seller, Buyer, American Business Credit, Inc. (the "Company") and JPMorgan Chase Bank ("Custodian") in connection with the submission for sale thereunder on __________, 200_ (the "Purchase Date") of the Purchased Assets identified on the Loan Schedule each delivered herewith and the delivery of the related Loan Files to Custodian pursuant to Section 2 of the Custodial Agreement. All capitalized terms used in this Notice without definition shall have the same meanings herein as they have in the Repurchase Agreement or the Custodial Agreement.

                  The Company hereby represents and certifies to Buyer as follows:

                  1. As of this date, Company and Seller are in compliance with all of the terms and conditions of the Custodial Agreement. The Loan File as defined in the Custodial Agreement is complete and has been delivered to Buyer.

                  2. Except as otherwise previously disclosed in writing to Buyer, Company's and Seller's representations and warranties set forth in the Repurchase Agreements and any other related document are true and accurate as of the date of this Notice.

                  3. The Purchased Assets, which are identified on such Computer Tape, satisfy the requirements of the eligibility set forth in the Repurchase Agreement and all related agreements among Buyer, Seller and Company.

                  4. Upon payment by Buyer of the Purchase Price in respect of the Transaction involving the Purchased Assets, all of the right (including the power to convey title thereto), title and interest in and to each document constituting the Loan Files delivered to Custodian or held by or on behalf of Seller or Company with respect to each Purchased Asset, shall be transferred, assigned, set over and otherwise conveyed to Buyer.

                  5. The general terms of the sale are:

                     A.  Number of Purchased Assets:___

                     B. Aggregate Outstanding Principal Amount of the Purchased Assets as of the Purchase Date:

                     C.  Purchase Date:

                     D.  Pricing Rate:

                     E.  Characteristics of each Purchased Asset:


                     [for each Purchased Asset attach a Loan Schedule]

                  [On the date hereof, the Company does hereby transfer, assign, set over and convey, as a capital contribution, to Seller, without recourse, but subject to the terms of the Master Contribution Agreement, dated as of November 16, 2001 (the "Contribution Agreement"), between Company and Seller, all rights, title and interest of the Company] in and to the Purchased Assets listed on the Loan Schedule attached hereto together with the related files and all rights and obligations arising under the documents contained therein, including the right to any prepayment penalties or other charges payable in connection with any principal prepayments on the Purchased Assets.

                  The Company confirms to the Seller that the covenants set forth in Section 5 of the Contribution Agreement are true and correct as of the date hereof.

                                     AMERICAN BUSINESS CREDIT, INC., as Company

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                     ABFS REPO 2001, INC., as Seller

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                                                      APPENDIX A

                 Representations, Warranties and Indemnities in
                  Favor of Buyer and Subsequent Purchasers with
                         Respect to the Purchased Assets

Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Repurchase Agreement or if not assigned in the Repurchase Agreement, the Custodial Agreement.

The Seller represents and warrants with respect to the Purchased Assets being conveyed by it to the Buyer pursuant to the Repurchase Agreement as of each Purchase Date (or such other date as specified below) as follows:

a. The information set forth in the Loan Schedule is complete, true and correct;

b. The information provided by the Originators or any Affiliate to the Buyer in connection with a Loan is true and correct in all material respects on the date or dates when such information is furnished;

c. Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Borrower under the Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent,
     (ii) with respect to any Loan identified on the Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Loan and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

d. Immediately prior to the sale or contribution by the related Originator to the Seller, such Originator had good title to, and was the sole owner of each Loan, free of any interest of any other Person, and the such Originator has conveyed all right, title and interest in each Loan to the Seller;

e. No payment of principal or interest on or in respect of any Loan remains unpaid for sixty (60) or more days past the date the same was due in accordance with the related Note without regard to applicable grace periods;

f. At origination, no Loan had an original term to maturity of greater than 360 months;

g. There is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (bb) below;

h.   There is no delinquent tax or assessment lien against any Mortgaged
     Property;

i. Such Loan, the Mortgage, and the Note, including, without limitation, the obligation of the Borrower to pay the unpaid principal of and interest on the Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Note or the Mortgage, or the exercise of any right thereunder, render either the Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

j. The Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

k. Neither the Originators nor the Seller has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured;

l. No Loan had, at the date of origination, a combined loan-to-value ratio in excess of 100%;

m. The Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to an Originator's normal documentation requirements;

n. The Loans were (i) originated or purchased by an Originator in the normal course of its business, (ii) not selected by the Seller or the Originators for Transactions on any basis adverse to the Buyer relative to the portfolio of similar mortgage loans of the Seller or the Originators and
     (iii) prior to the Closing Date, serviced by the Servicer or an Affiliate thereof in accordance with accepted services practices of prudent mortgage lending institutions which service for their own accounts mortgage loans similar to the Loans;

o. With respect to Loans which are secured by a lien on leasehold interests the cost of the leasehold expense has been factored into the debt-to-income calculations with respect to the related Borrower and the maturity date of the ground lease is later than the maturity date of the Loan;

p. Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related Borrower which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the principal balance of such Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

q. The proceeds of such Loan have been fully disbursed, including reserves set aside by the Seller or the Originators, there is no requirement for, and neither the Seller nor the Originators shall make any, future advances thereunder. Any future advances made prior to the Purchase Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the Loan Schedule. The Principal Balance does not exceed the original principal amount of such Loan. Except with respect to no more than $150,000 of escrow funds in the aggregate with respect to all Loans, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Loan have been paid;

r. All Loans were originated in compliance with the Originators' Underwriting Guidelines;

s. The terms of the Mortgage and the Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Buyer. The substance of any such alteration or modification will be reflected on the Loan Schedule and, to the extent necessary, has been or will be approved by
     (i) the insurer under the applicable mortgage title insurance policy, and
     (ii) the insurer under any other insurance policy required hereunder for such Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

t. No instrument of release, waiver, alteration, or modification has been executed in connection with such Loan, and no Borrower has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Loan File and has been delivered to the Custodian, on behalf of the Buyer, and the terms of which are reflected in the Loan Schedule;

u. There is no default, breach, violation, or event of acceleration existing under the Mortgage or the Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Seller has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Seller has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Borrower, directly or indirectly, for the payment of any amount required by the Mortgage or the Note;

v. All of the improvements which were included for the purposes of determining the appraised value of the Mortgaged Property were completed at the time that such Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such appraised value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

w. No circumstances or conditions exist with respect to the Mortgage, the Mortgaged Property, the Borrower, or the Borrower's credit standing that can be reasonably expected to cause such Loan to become delinquent or adversely affect the value or marketability of such Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

x. All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii) (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

y. The Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Note and the Mortgage had legal capacity to execute the Note and the Mortgage and convey the estate therein purported to be conveyed, and the Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

z. The sale, transfer and conveyance of the Note and the Mortgage as and in the manner contemplated by the Repurchase Agreement is sufficient (i) to fully to transfer to the Buyer all right, title, and interest of the Seller and the Originators thereto as note holder and mortgagee and (ii) to the extent an Originator or the Seller retains an interest in such Note or Mortgage despite such sale, transfer and conveyance, to grant to the Buyer the security interest referred to in the Repurchase Agreement. The Mortgage has been duly assigned by the Originators and/or to the Seller to the Buyer and the Note has been duly endorsed. The Assignment of Mortgage delivered to the Custodian, on behalf of the Buyer, pursuant to the Custody Agreement is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Note, the delivery to the Custodian, on behalf of the Buyer, of the endorsed Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage to the Custodian, on behalf of the Buyer, for recording are sufficient to permit the Buyer to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Seller or any of the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Note and Mortgage by the Seller or any of the Originators from being enforceable, even if the Servicer does not record such Assignment of Mortgage in the applicable recording office. The Buyer shall have a first priority perfected security interest in the Loans;

aa. Any and all requirements of any federal, state, or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Loan have been complied with, and the Servicer shall maintain in its possession, available for the Buyer's inspection, and shall deliver to the Buyer or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by the Program Documents will not cause the violation of any such laws;

bb. Such Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Loan. The assignment to the Buyer of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Buyer upon the consummation of the transactions contemplated by the Repurchase Agreement. No claims have been made under such mortgage title insurance policy and none of the Seller, the Originators nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

cc. All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Buyer upon the consummation of the transactions contemplated by the Repurchase Agreement, and contain a standard mortgage clause naming the originator of such Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Borrower to maintain all such insurance at the Borrower's cost and expense, and upon the Borrower's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from the Borrower, and none of the Seller, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

dd. If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Buyer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Borrower;

ee. The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to-six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a manufactured dwelling, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication,
     (iii) a time share unit, (iv) a property held in trust, (v) a mobile home,
     (vi) a log-constructed home, or (vii) a recreational vehicle;

ff. There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Seller or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the Note;

gg. Such Loan was not originated at a below market interest rate. Such Loan does not have a shared appreciation feature, or other contingent interest feature;

hh. The origination and collection practices used by the Seller, the Originators or the Servicer with respect to such Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

ii. The Borrower has, to the extent required by applicable law, executed a statement to the effect that the Borrower has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Loan File;

jj. The appraisal report with respect to the Mortgaged Property contained in the Loan File was signed prior to the approval of the application for such Loan by a qualified appraiser, duly appointed by the originator of such Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

kk. Each of the Originators and the Seller has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

ll. Each Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

mm.  With respect to second lien Loans:

     (i) neither the Seller nor the Originators have any knowledge that the Borrower has received notice from the holder of the prior mortgage that such prior mortgage is in default,

     (ii) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Loan File,

     (iii) if the prior mortgage has a negative amortization, the combined loan-to-value ratio was determined using the maximum loan amount of such prior mortgage, and

     (iv) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision;

nn. No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Loan has taken place on the part of any person, including without limitation the Borrower, any appraiser, any builder or developer, or any other party involved in the origination of the Loan or in the application of any insurance in relation to such Loan;

oo. Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under (other than properly stored materials used for reasonable residential purposes), released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Seller, Originator nor any Borrower has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto;

pp. With respect to any Business Purpose Loan, the related Note contains an acceleration clause, accelerating the maturity date under the Note to the date the individual guarantying such loan, if any, becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally;

qq. None of the Loans are Section 32 loans subject to the Home Ownership and Equity Protection Act;

rr. For each Business Purpose Loan, the Borrower has executed an affidavit of business purpose whereby the Borrower states, among other things, that (i) the proceeds of the Business Purpose Loan are to be used exclusively to acquire an interest in or carry on a business or commercial enterprise, and
     (ii) no portion of the proceeds of any Business Purpose Loan are to be used by the borrower for personal, family, household or consumer purposes;

ss. For each Business Purpose Loan, the Borrower is the principal for the business or commercial enterprise for which the proceeds of such Business Purpose Loan will be applied;

tt.  The Mortgage Interest Rate for each Loan is fixed;

uu. None of the Loans has a loan-to-value ratio (or combined loan-to-value ratio with respect to second lien loans) of 100% or greater;

vv.  None of the Loans has an unpaid principal balance of $750,000 or greater;

ww. As of the initial Purchase Date with respect to any Loan, such Loan had a remaining scheduled maturity date of at least one year following such initial Purchase Date; and

xx.  None of the Loans had an original principal balance of less than $15,000.